Exhibit 99

                                  PRESS RELEASE

GREENVILLE, S.C., October 25, 2005 - GrandSouth Bancorporation (OTCBB:GRRB), the bank holding company for GrandSouth Bank, today announced third quarter earnings. Net income for the quarter ending September 30, 2005 was $593,537, an increase of 67% compared to net income of $356,452 for the third quarter of 2004. Net income per diluted share for the third quarter of 2005 was $.20 compared to $.11 per diluted share for the third quarter of 2004. For the year to date period ended September 30, 2005, net income equaled $1,660,998 or $.55 per diluted share, up 101% over the earnings reported for nine months ended September 30, 2004 of $826,187 or $.27 per diluted share.

Loans, net of reserves, grew $13 million to $187 million at September 30, 2005 compared to loans at December 31, 2004 of $174 million. Total assets grew $28 million to $236 million at September 30, 2005 compared to $208 million at December 31, 2004. Deposits increased to $207 million at quarter end from $176 million at December 31, 2004.

GrandSouth Bancorporation is a public company trading in the over-the-counter market under the symbol GRRB.OB with two offices located at 381 Halton Road, Greenville, S.C. and 325 South Main Street, Fountain Inn, S.C. The company has announced plans to establish a new branch office in Anderson, S.C.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements.

Contact: Ronald K. Earnest, President (864) 770 - 1000

GRANDSOUTH BANCORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                           At September 30,          At December 31,
                                                                                                2005                       2004*
                                                                                             (Unaudited)                 (Audited)
                                                                                             -----------                 ---------
ASSETS
Cash and Due From Banks ....................................................                $  8,604,489                $  5,968,458
Investment Securities ......................................................                  28,029,820                  17,305,988
Loans, net .................................................................                 187,050,082                 174,164,872
Other Assets ...............................................................                  12,399,926                  10,490,428
                                                                                            ------------                ------------
Total Assets ...............................................................                $236,084,317                $207,929,746
                                                                                            ============                ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest bearing deposits ...............................................                $ 11,979,438                $  8,817,734
Interest bearing deposits ..................................................                 195,159,553                 167,328,540
                                                                                            ------------                ------------
            Total deposits .................................................                 207,138,991                 176,146,274

Borrowings .................................................................                  12,890,000                  19,500,000
Other liabilities ..........................................................                   1,273,746                   1,486,514
                                                                                            ------------                ------------
            Total liabilities ..............................................                 221,302,737                 197,132,788

Shareholders' equity .......................................................                  14,781,580                  10,796,958
                                                                                            ------------                ------------
Total liabilities and shareholders' equity .................................                $236,084,317                $207,929,746
                                                                                            ============                ============

GRANDSOUTH BANCORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                                  Three Months                   Year-to-date
                                                                               Ended September 30,            Ended September 30,
                                                                               -------------------            -------------------
                                                                             2005             2004          2005             2004
                                                                             ----             ----          ----             ----
Total interest income ..............................................     $ 4,386,103     $ 2,691,820     $11,305,640     $ 7,483,430

Total Interest expense .............................................       1,821,755         986,780       4,554,387       2,704,957
                                                                         -----------     -----------     -----------     -----------
            Net interest income ....................................       2,564,348       1,705,040       6,751,253       4,778,473

Provision for possible loan losses .................................         300,000         225,000         800,000         800,000
                                                                         -----------     -----------     -----------     -----------
            Net interest income after provision for possible
                 loan losses .......................................       2,264,348       1,480,040       5,951,253       3,978,473

Total noninterest income ...........................................         134,348         110,138         421,103         290,325

Total noninterest expense ..........................................       1,454,023       1,022,856       3,733,358       2,961,486
                                                                         -----------     -----------     -----------     -----------
            Income before taxes ....................................         944,673         567,322       2,638,998       1,307,312

Income tax expense .................................................     $   351,136         210,870         978,000         481,125
                                                                         -----------     -----------     -----------     -----------
            Net Income .............................................     $   593,537     $   356,452       1,660,998         826,187
                                                                         ===========     ===========     ===========     ===========
WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING .....................................       2,608,294       2,382,145       2,457,805       2,382,145
                                                                         ===========     ===========     ===========     ===========
WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING, DILUTED ............................       3,172,291       3,241,151       3,153,930       3,221,732
                                                                         ===========     ===========     ===========     ===========
NET INCOME PER COMMON SHARE, BASIC .................................     $      0.23     $      0.15     $      0.68     $      0.35
                                                                         ===========     ===========     ===========     ===========
NET INCOME PER COMMON SHARE, DILUTED ...............................     $      0.20     $      0.11     $      0.55     $      0.27
                                                                         ===========     ===========     ===========     ===========

* The year-end condensed consolidated balance sheet data was derived from audited financial statements but does not include all disclosures required by generally accepted accounting principles.